EXHIBIT 10.6


NAME OF SUBSCRIBER:_____________________________

TO:      Sterling Financial Investment Group, Inc.
         404 Washington Avenue, Penthouse
         Miami Beach, Florida 33139

                   AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

         This Amended and Restated Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in a publicly-traded company ("Pubco") and the anticipated merger (the "Merger") of DOBI Acquisition Corp., a wholly-owned subsidiary of Pubco, with and into DOBI Medical Systems, Inc., a Delaware corporation ("DOBI Medical" or the "Company"). Your obligation to invest in Pubco shall be subject to, among other things, (a) the notification to you of the identity of Pubco and (b) your receipt of the draft Current Report on Form 8-K in accordance with Section 2.1 below. Sterling Financial Investment Group, Inc. shall serve as the Placement Agent of Pubco (the "Placement Agent") in conducting a private placement (the "Private Placement") of units ("Units"), each Unit consisting of (i) 100,000 shares of Pubco's common stock ("Common Stock") at a purchase price of $1.00 per share (the "Per Share Price"), and (ii) a detachable, three-year warrant to purchase 50,000 shares of Common Stock ("Warrant" and, together with the Common Stock, "Securities"), at an exercise price of $1.54 per share (the "Exercise Price"). The purchase price per Unit is $100,000. All funds received in the Private Placement shall be held in escrow by a banking institution (the "Escrow Agent") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to Pubco at which time the securities subscribed for as further described below shall, subject to Section 9 hereof, be delivered to you.


1.       SUBSCRIPTION AND PURCHASE PRICE

         1.1 SUBSCRIPTION. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page 11 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is one (1). Subscriptions for lesser amounts may be accepted at the discretion of Pubco and the Placement Agent.

         1.2 PURCHASE OF SECURITIES. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Unit(s) shall be $100,000 per Unit, for an aggregate purchase price of $______________ (the "Aggregate Purchase Price"). The Securities underlying the Units subscribed for hereunder shall be issued in two tranches. The first tranche of such Securities (the "First Tranche") shall consist of 64.7% of the number of shares of Common Stock and the number of Warrants underlying the Units subscribed for hereunder. The second tranche of such Securities (the "Second Tranche") shall consist of 35.3% of the number of shares of Common Stock and the number of Warrants underlying the Units subscribed for hereunder. Payment for the Units subscribed for hereunder shall be made by the undersigned, by check or wire transfer to the Escrow Agent, pursuant to the terms of the Escrow Agreement attached hereto, (a) with respect to the First Tranche, contemporaneously with the undersigned's delivery of this Agreement to the Placement Agent and (b) with respect to the Second Tranche, within five (5) Business Days (as hereinafter defined)

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following receipt of notice from the Company or the Placement Agent that the conditions to the consummation of the Final Closing (as defined in Section 2.2 hereof) set forth in Section 2.3 have been satisfied. The undersigned understands and agrees that, subject to Sections 2.1(a) and 2.3 and applicable laws, by executing this Agreement, it is entering into a binding agreement to acquire both the First Tranche and the Second Tranche. The undersigned further understands and acknowledges that the undersigned, pursuant to Section 9 hereof, is pledging the shares of Common Stock deliverable at the Initial Closing (as defined in Section 2.2 hereof) to the Company to secure the undersigned's obligation to acquire the Second Tranche.

2.       ACCEPTANCE AND CLOSING PROCEDURES

         2.1      ACCEPTANCE OR REJECTION.

                  (a) The undersigned and the Placement Agent understand and agree that this subscription shall be revocable by the undersigned up until five
(5) days after a Draft Form 8-K (as defined in Section 5.1 hereof) is prepared and sent to the undersigned (at the address set forth on the signature page of this Agreement) in accordance with the terms and conditions set forth in Section 4 hereof (the "Revocation Period"). Provided that the undersigned shall not have, within the Revocation Period, delivered a written notice via facsimile to Greenberg Traurig, LLP, counsel to Pubco (Attention: Spencer G. Feldman) at
(212) 801-6400, electing to withdraw his subscription, the obligation of the undersigned to purchase the Units shall become irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

                  (b) The undersigned understands and agrees that Pubco and the Placement Agent reserve the right to reject this subscription for the Units in whole or part in any order at any time prior to the Initial Closing if, in their reasonable judgment, they deem such action in the best interest of Pubco, notwithstanding the undersigned's prior receipt of notice of acceptance of the undersigned's subscription.

                  (c) In the event of the revocation of this subscription by the undersigned in accordance with Section 2.1(a), rejection by Pubco or the Placement Agent in accordance with Section 2.1(b), or the sale of the Units is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, in the event that the Private Placement is terminated, the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom. For the avoidance of doubt, Pubco shall not permit the Private Placement to be consummated unless the Merger has been or is simultaneously being consummated.

         2.2      CLOSINGS.

                  The closing (the "Initial Closing") of the purchase and sale of the First Tranche shall take place at the offices of Greenberg Traurig, LLP, counsel to Pubco, at 200 Park Avenue, 15th Floor, New York, New York 10166, or such other place as determined by the Placement Agent, on the first (1st) Business Day immediately following the Revocation Period (the "Initial

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

Closing Date"), or such other date as is mutually agreed to by the parties and the undersigned. The closing (the "Final Closing" and, together with the Initial Closing, the "Closings") of the purchase and sale of the Second Tranche shall take place at the aforementioned offices of Greenberg Traurig, LLP, or such other place as determined by the Placement Agent, as soon as reasonably practicable following satisfaction of the conditions set forth in Section 2.3. "Business Day" shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to be closed.

         2.3      CONDITIONS TO FINAL CLOSING.

                  (a) Notwithstanding anything to the contrary contained in this Agreement, the Final Closing shall not occur until, and shall be expressly contingent upon, the satisfaction of the following performance milestones: (i) after the commencement of FDA Modular 5, at least 20 patient DOBI clinical test scans have been completed; (ii) shipment of at least 10 revenue-producing and production level ComfortScan(TM) systems; and (iii) Pubco's net loss (calculated in accordance with generally accepted accounting principles) being not more than 10% greater on a cumulative basis than $(1,900,000) and $(1,200,000) for the two fiscal quarters ended immediately following the Final Closing, respectively (collectively, the "Performance Milestones").

                  (b) In the event the Performance Milestones are not satisfied 18 months after the Initial Closing, the undersigned will be released from its obligation to fund the Second Tranche investment.

3.       INVESTOR'S REPRESENTATIONS AND WARRANTIES

                  The undersigned hereby acknowledges, agrees with and represents and warrants to the Placement Agent and its affiliates, as follows:

                  (a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

                  (b) The undersigned acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) of the Securities Act and the provisions of Regulation D (Rule 506) promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to the Placement Agent and its affiliates as follows:

                           (i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                           (ii) The undersigned is acquiring the Unit(s) solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Common Stock, including such shares into which the Warrants are exercised, underlying such Unit(s).

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

                           (iii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies and has no need for liquidity with respect to his investment in the Company;

                           (iv) _______________________ [insert name of
         Purchaser Representative: if none, so state] has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

                           (v) The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

                  (c) The information provided by the undersigned pursuant to this Agreement is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

                  (d) The undersigned (and his Purchaser Representative, if any) has been furnished with a copy of the Confidential Private Placement Memorandum, dated October 22, 2003, and the First Supplement to such Confidential Private Placement Memorandum, dated November 20, 2003, in each case together with all annexes thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the private placement by Pubco of the Units.

                  (e) The undersigned is not relying on the Placement Agent or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Placement Agent or any affiliate or subsidiary thereof.

                  (f) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Common Stock (including such shares into which the Warrants are exercisable) or Warrants without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, neither the shares of Common Stock nor the Warrants have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Common Stock and Warrants are "restricted securities," as such term is defined in Rule 144

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

promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Common Stock or Warrants on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the shares of Common Stock and Warrants are further restricted by state securities laws and the provisions of this Agreement.

                  (g) No representations or warranties have been made to the undersigned by Pubco, DOBI Medical or the Placement Agent, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations of the Placement Agent contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

                  (h) The undersigned understands and acknowledges that his purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

                  (i) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

                  (j) The undersigned understands and agrees that the certificates for the shares of Common Stock (including such shares into which the Warrants are exercisable) and Warrants shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (k) The foregoing representations, warranties and agreements shall survive the Closings.

4.       PUBCO'S REPRESENTATIONS AND WARRANTIES

         Pubco hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

                  (a) Pubco has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized,

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

executed and delivered by Pubco and is valid, binding and enforceable against Pubco in accordance with its terms.

                  (b) The Units, Common Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

                  (c) Neither the execution and delivery nor the performance of this Agreement by Pubco will conflict with Pubco's Certificate of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which Pubco is a party or by which Pubco is bound.

                  (d) After giving effect to the transactions contemplated by this Agreement and immediately after the Final Closing, Pubco will have the outstanding capital stock as described in the Memorandum.

                  (e) The information contained in the Memorandum is true and correct in all material respects as of its date.

5.       COVENANTS

         5.1 PREPARATION AND DELIVERY OF THE DRAFT FORM 8-K; WITHDRAWAL OF SUBSCRIPTION. At least five (5) days prior to the date of closing of the Merger, the Company shall prepare and deliver to the undersigned via overnight courier or facsimile, a draft copy of the Current Report on Form 8-K (the "Draft Form 8-K") proposed to be filed by Pubco, which shall describe the terms and conditions of the Merger, in accordance with the requirements of the Securities Exchange Act of 1934 and the Accounting and Financial Reporting Interpretations and Guidance issued by the accounting staff members of the Division of Corporate Finance of the Securities and Exchange Commission on March 31, 2001, as the same relates to "Reverse Acquisitions-Reporting Issues."

         5.2      REGISTRATION RIGHTS; LOCK-UP.

                  (a) The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the resale of the shares of Common Stock (including such shares into which the Warrants are exercisable) on or around, but not before, April 1, 2004. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing. The Company will maintain the effectiveness of the Registration Statement for two
(2) years after the date of closing of the Merger; provided that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5.2(a) for more than 90 days in the aggregate. "Potential Material Event" means the possession by the Company of material information regarding a potential transaction beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such

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

information in the registration statement would be detrimental to the business and affairs of the Company.

                  (b) If the Company fails to (i) file the Registration Statement with the SEC prior to May 1, 2004, or (ii) subject to Section 5.2(a) and Section 5.2(c), maintain the effectiveness of the Registration Statement for two (2) years after the date of the closing of the Merger, the Company shall be obligated to issue to the undersigned additional shares of Common Stock computed as follows: on the first day that the Company has failed to file, or to maintain the effectiveness of, the Registration Statement, as the case may be (the "First Determination Date"), the Company shall determine the number of shares of Common Stock entitled to the benefit of the registration rights set forth in this
Section 5.2 that are held by the undersigned (the "Subject Shares") and the number of shares purchasable pursuant to Warrants held by the undersigned (the "Subject Warrants" and, together with the Subject Shares, the "Subject Securities"). Within fifteen (15) days following the First Determination Date, the Company shall issue to the undersigned shares of Common Stock equal to 2% of the Subject Securities (the "Penalty Shares"). Penalty Shares shall also be issuable upon the expiration of each 30-day period following the First Determination Date during which the Company has continued to fail to obtain effectiveness of, or maintain effectiveness of, the Registration Statement, as the case may be (the expiration date of each such 30-day period being a "Subsequent Determination Date"). The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First Determination Date; provided, however, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Securities. Notwithstanding the foregoing, the Company shall not be obligated to issue to the undersigned in respect of the Penalty an aggregate number of shares of Common Stock greater than 12% of the Subject Securities held by the undersigned as of the first day of the last month in which payments in respect of the Penalty are required to be made.

                  (c) The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

                  (d) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned's proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

                  (e) The undersigned shall not publicly sell or transfer, contract to sell or transfer, or otherwise dispose of (a "Transfer") any Common Stock beneficially owned by the undersigned for 180 days after the date of closing of the Merger. From 180 days after the date of

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

closing of the Merger to and through the one-year anniversary of the date of closing of the Merger, the undersigned shall be permitted to Transfer the Common Stock beneficially owned by the undersigned at a rate of 5% of the undersigned's initial holdings per calendar month (or allocable portion thereof), and from the one-year anniversary to and through the second-year anniversary of the date of closing of the Merger, the undersigned shall be permitted to Transfer the Common Stock beneficially owned by the undersigned at a rate of 10% of the undersigned's initial holdings per calendar month (or allocable portion thereof), in each case subject to applicable securities laws. Notwithstanding the foregoing, (i) in the event the Company engages an underwriter or placement agent during the first year after the date of closing of the Merger to raise a minimum of $5,000,000 through the sale of Common Stock and/or other equity securities, in a public offering or private placement, the undersigned will, if required by, and upon notice from, the underwriter or placement agent, refrain from making any Transfers in the course of such offering, but, in any event, for not more than 90 days, and (ii) the shares of Common Stock issuable upon exercise of the Warrants shall not be subject to the lock-up provisions described above.

6. ANTI-DILUTION PROVISIONS.

         6.1      ANTI-DILUTION ADJUSTMENT FOR SALE OF DISCOUNTED COMMON STOCK.

                  (a) Subject to Section 6.1(c), if Pubco shall, following any Closing, sell shares of its Common Stock for a consideration per share less than the Per Share Price, then the Per Share Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Per Share Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the sale of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Per Share Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the sale of such additional shares. Whenever any adjustment is made pursuant to this Section 6.1(a), the number of shares of Common Stock issuable pursuant to this Agreement shall be adjusted pursuant to Section 6.3 hereof, and such additional shares shall be delivered to the Subscriber pursuant to Section 6.5 hereof.

                  (b) Adjustments to the Per Share Price pursuant to this
Section 6.1 shall be made successively whenever an issuance of shares triggering such an adjustment is made, subject to Section 6.6 hereof.

                  (c) Notwithstanding anything to the contrary in this Section 6.1, no adjustment to the Per Share Price shall be made pursuant to this Section
6.1 in the case of shares issued: (i) in connection with any dividend or distribution on, or subdivision, reclassification or combination of, the outstanding shares of Common Stock of Pubco; (ii) upon the exercise of options granted to Pubco's officers, directors, employees and consultants under a plan or plans adopted by Pubco's Board of Directors and approved by its stockholders, if such shares would otherwise be included in this Section 6.1; (iii) upon the exercise of stock options, warrants, convertible securities and convertible debentures outstanding as of the date hereof; (iv) to shareholders of any corporation which merges into Pubco in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger; or (v) pursuant to any other anti-dilution provision affecting Pubco securities.

         6.2   ANTI-DILUTION ADJUSTMENT FOR SALE OF DISCOUNTED CONVERTIBLE
               STOCK.

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

                  (a) Subject to Section 6.2(c), if Pubco shall, following any Closing, issue any equity or debt securities convertible or excercisable into or exchangeable for its Common Stock for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (determined as provided in Section 6.4 below) less than the Per Share Price, then the Per Share Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Per Share Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at the Per Share Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of Pubco deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Whenever any adjustment is made pursuant to this Section 6.2(a), the number of shares of Common Stock issuable pursuant to this Agreement shall be adjusted pursuant to Section 6.3 hereof, and such additional shares shall be delivered to the Subscriber pursuant to Section 6.5 hereof.

                  (b) Adjustments to the Per Share Price pursuant to this
Section 6.2 shall be made successively whenever an issuance of shares triggering such an adjustment is made, subject to Section 6.6 hereof.

                  (c) Notwithstanding anything to the contrary in this Section 6.2, no adjustment to the Per Share Price shall be made pursuant to this Section
6.2 in the case of securities issued: (i) in transactions where Pubco has fixed a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Per Share Price on such record dates; (ii) in transactions where has Pubco distributed to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions or subscription rights or warrants); or (iii) any of the transactions described in Section 6.1(c) hereof (with any reference in Section 6.1(c) to price or quantity of shares issued being understood, for purposes of this Section 6.2(c), to refer to the aggregate price or quantity, as applicable, of the shares of Common Stock into which such securities are convertible or exchangeable).

         6.3 ADJUSTMENT OF SECURITIES. Whenever the Per Share Price is adjusted pursuant to Sections 6.1 and 6.2 above, the number of shares of Common Stock issuable pursuant to this Agreement shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable hereunder by the Per Share Price and dividing the product so obtained by the Per Share Price, as adjusted.

         6.4 COMPUTATION OF CERTAIN CONSIDERATION. For purposes of any computation with respect to the consideration received pursuant to Sections 6.1 and 6.2 above, the following shall apply:

                  (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Pubco for any underwriting of the issue or otherwise in connection therewith;

                  (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be

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

deemed to be the fair market value thereof as determined in good faith by the Board of Directors of Pubco (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                  (c) in the case of the issuance of securities convertible or exercisable into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by Pubco for the issuance of such securities plus the additional minimum consideration, if any, to be received by Pubco upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Section 6.4).

         6.5 NOTICE OF ADJUSTMENT. Whenever the Per Share Price is adjusted as herein provided, Pubco shall promptly, but no later than 10 days after any request for such an adjustment by any Subscriber, cause a notice setting forth the adjusted Per Share Price and adjusted number of shares of Common Stock issuable hereunder, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Subscribers at their last addresses appearing in the share register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. Pubco may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by Pubco) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment. Pubco shall, within thirty (30) days of any anti-dilution adjustment pursuant to this Section 6, issue and deliver to the Subscriber certificates evidencing the shares of Common Stock to be issued pursuant to this Section 6.

         6.6 TERMINATION OF ANTI-DILUTION PROVISIONS. The provisions of this
Section 6, other than Section 6.7 hereof, shall terminate and be of no further force or effect on the date which is the earlier to occur of the following: (i) eighteen (18) months following the completion of the Merger, or (ii) the completion of an equity financing, following the completion of this Offering, in which the gross proceeds received by Pubco are not less than Five Million Dollars ($5,000,000).

         6.7 ANTI-DILUTION PROVISIONS FOR WARRANTS. The shares of Common Stock underlying the Warrants shall be entitled to the anti-dilution protections set forth in Section 5(d) of the Warrant.

7.       USE OF PROCEEDS

         The Company shall use the net proceeds from the offering of the Units in accordance with the "Use of Proceeds" section of the Confidential Private Placement Memorandum dated October 22, 2003, and the First Supplement thereto dated November 20, 2003. Upon receipt of the proceeds of this Offering from the Escrow Agent, the Company shall deposit and maintain the net proceeds in a segregated bank account and funds shall be released into the Company's operating account in a manner consistent with foregoing plan and upon periodic authorization from the Board of Directors of the Company.

8.       INSIDER TRADING PROHIBITION; INDEMNITY

                  (a) Commencing as of the date upon which the Draft Form 8-K is sent to the undersigned and until the filing by the Company of the Form 8-K with the SEC, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the Placement Agent, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 8 by the undersigned.

                  (b) The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

9.       PLEDGE AND LIQUIDATED DAMAGES

         9.1 PLEDGE. The undersigned hereby grants to the Company a continuing and unconditional security interest in the shares of Common Stock issued to the undersigned at the Initial Closing and all other rights, contractual or otherwise, now existing or hereafter arising with respect to the shares of Common Stock issued to the undersigned at the Initial Closing and all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the undersigned's interests in such shares to secure the prompt, timely and complete payment of the amount payable to the Company hereunder by the undersigned at the Final Closing. All of the certificates evidencing the Common Stock issued to the undersigned at the Initial Closing will be delivered to the Company, accompanied by a stock power in the form of Exhibit A attached hereto and made a part hereof, duly executed in blank. So long as the security interest granted herein is not terminated, the undersigned will keep the shares of Common Stock free of all security interests, voting trust agreements, or other instruments and encumbrances, except the security interest granted herein. So long as the Final Closing has not been consummated by the undersigned and the undersigned has not failed to make payment thereat when due, the undersigned shall be entitled to exercise any and all voting and other rights pertaining to such shares. The security interest granted herein shall terminate and the shares of Common Stock issued to the undersigned at the Initial Closing shall be delivered to the undersigned, upon the earliest of (i) the timely and complete payment of the amount payable by the undersigned to the Company at the Final Closing, (ii) the date the shares of Common Stock are no longer subject to the lock-up provisions of Section 5.2(e) and (iii) 18 months after the Initial Closing in the event the Performance Milestones are not satisfied by such date; provided, however, that in the case of clause (ii), the security interest shall terminate only with respect to that number of shares of Common Stock as to which the lock-up provisions have expired. The foregoing provisions of this Section 9.1 shall not apply to the Warrants issued to the undersigned at the Initial Closing or the shares of Common Stock into which such Warrants are exercisable.

         9.2 LIQUIDATED DAMAGES. The undersigned understands and acknowledges that its failure to deliver the amount payable by the undersigned at the Final Closing will cause serious damage to the Company and on account of the great difficulty if not impossibility of ascertaining and proving the amount of such damage, the undersigned authorizes and appoints the Company, as liquidated damages sustained by the Company resulting from such nonpayment, as the undersigned's attorney-in-fact to transfer to the Company all or any part of the shares of Common Stock purchased in the First Tranche. It is further agreed that such shares, without proof of the same, shall be deemed to represent damages actually sustained by the Company by reason of such nonpayment on or prior to the Final Closing by the undersigned.

10.      MISCELLANEOUS PROVISIONS

         10.1 MODIFICATION. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         10.2 NOTICES. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

         10.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.4 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

         10.5 ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to the Company.

         10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                           [Intentionally Left Blank]

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE


     IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of ____________ 2003.

________________________   X $100,000 for each Unit  = $_____________________;
  Units subscribed for                                Aggregate Purchase Price

Payable $__________ [64.7%] in the First Tranche, and $__________ [35.3%] in the
Second Tranche.

Manner in which Title is to be held (Please Check One):


1. ___ Individual                           7.  ___  Trust/Estate/Pension or Profit sharing Plan
                                                     Date Opened:_______________

2. ___ Joint Tenants with Right of          8.  ___  As a Custodian for
       Survivorship                                  ___________________________
                                                     Under the Uniform Gift to Minors Act of the
                                                     State of
                                                     ___________________________

3. ___ Community Property                   9.  ___  Married with Separate Property

4. ___ Tenants in Common                    10. ___  Keogh

5. ___ Corporation/Partnership/             11. ___  Tenants by the Entirety
        Limited Liability Company

6. ___ IRA

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 15.
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 16.

                          EXECUTION BY NATURAL PERSONS



--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

---------------------------------------  ---------------------------------------
 Name (Please Print)                      Name of Additional Purchaser

---------------------------------------  ---------------------------------------
 Residence: Number and Street             Address of Additional Purchaser

---------------------------------------  ---------------------------------------
 City, State and Zip Code                 City, State and Zip Code

---------------------------------------  ---------------------------------------
 Social Security Number                   Social Security Number

---------------------------------------  ---------------------------------------
Telephone Number                          Telephone Number

---------------------------------------  ---------------------------------------
Fax Number (if available)                 Fax Number (if available)

---------------------------------------  ---------------------------------------
E-Mail (if available)                     E-Mail (if available)


---------------------------------------  ---------------------------------------
 (Signature)                              (Signature of Additional Purchaser)

                    ACCEPTED this ___ day of _________ 2003, on behalf of Pubco.



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)



--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number:_________________________________________

--------------------------------------------
Office Address

--------------------------------------------
City, State and Zip Code

--------------------------------------------
Telephone Number

--------------------------------------------
Fax Number (if available)

--------------------------------------------
E-Mail (if available)



                          By:___________________________________________________
                               Name:
                               Title:




-------------------------------------------------------
[seal]

Attest:________________________________________________
               (If Entity is a Corporation)

                    ACCEPTED this ___ day of _________ 2003, on behalf of Pubco.



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                             IRREVOCABLE STOCK POWER

         FOR VALUE RECEIVED, hereby sells, assigns and transfer unto DOBI Medical Systems, Inc. or its successor and assigns, ( ) shares of common stock of _____________________, a _____________ corporation, standing in the undersigned's name on the books of such corporation represented by Certificate(s) No. __________, as attorney to transfer such stock on the books of such corporation with full power of substitution in the premises.


Dated: ____________, 2003
                                    --------------------------------------------
                                                      Name: